UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-10415
                                                     ---------

                     Lazard Alternative Strategies Fund, LLC
      ---------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              30 Rockefeller Plaza
                               New York, NY 10112
      ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Mr. Brian Simon
                              30 Rockefeller Plaza
                               New York, NY 10112
      ---------------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 212-632-1584
                                                            ------------

                        Date of fiscal year end: March 31
                                                 --------

                    Date of reporting period: March 31, 2007
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



Lazard Alternative Strategies Fund, LLC
--------------------------------------------------------------------

FINANCIAL STATEMENTS
For the Year Ended March 31, 2007

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
--------------------------------------------------------------------------------



 TABLE OF CONTENTS


      Management Commentary                                                   1

      Report of Independent Registered Public Accounting Firm                 3

      Schedule of Investments                                                 4

      Statement of Assets, Liabilities and Members' Capital - Net Assets      6

      Statement of Operations                                                 7

      Statement of Changes in Members' Capital - Net Assets                   8

      Statement of Cash Flows                                                 9

      Notes to Financial Statements                                          10

      Company Management (unaudited)                                         17

      Additional Information (unaudited)                                     18

[LOGO] LAZARD                                     Administrator:
                                                  PFPC, Inc.
                                                  400 Bellevue Parkway
                                                  Wilmington
                                                  Delaware
                                                  Tel: 302-791-2595
                                                  Fax: 302-791-4076

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
--------------------------------------------------------------------------------
May 2007




Dear Investor,


LAZARD ALTERNATIVE STRATEGIES FUND, LLC (the "Company") posted an 8.4% return over the twelve month period ending March 31, 2007. Since inception on September 1, 2001, the Company has posted annualized return of 7.6%, net of all fees. In addition, since inception, the Company's 3.0% volatility is within its targeted volatility of 3% to 5%.



-----------------------------------------------------------------------------------------------------------------------
                                                 April 1, 2006 to                              Annualized Since
                                                   March 31, 2007           YTD 2007           September 1, 2001
-----------------------------------------------------------------------------------------------------------------------
                                                  Rate of Return     Rate of Return     Rate of Return    Volatility(2)
-----------------------------------------------------------------------------------------------------------------------
LAZARD ALTERNATIVE STRATEGIES FUND, LLC(1)                  8.4%               3.4%               7.6%            3.0%
-----------------------------------------------------------------------------------------------------------------------
CSFB/ Tremont Hedge Fund Index(3)                          11.6%               3.3%               9.7%            3.5%
-----------------------------------------------------------------------------------------------------------------------
HFR Fund of Funds Diversified Index(3)                      8.3%               3.1%               7.2%            3.6%
-----------------------------------------------------------------------------------------------------------------------
HFRX Global Hedge Fund Index(3)                             6.9%               1.6%               6.3%            3.5%
-----------------------------------------------------------------------------------------------------------------------


Correlation Analysis (September 1, 2001 - March 31, 2007)

-----------------------------------------------------------------------------------------------------------------------
                                                                  MSCI World                          Lehman Aggregate
                                                                    Index(4)           S&P 500(4)         Bond Index(4)
-----------------------------------------------------------------------------------------------------------------------
Lazard Alternative Strategies Fund, LLC                                 0.40              0.28                  -0.003
-----------------------------------------------------------------------------------------------------------------------

INVESTMENT BY STRATEGY

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

               Other Assets, less Liabilities        6.50%

               Investment in Money Market Fund       0.93%

               Tactical Trading                     15.85%

               Event Driven                         22.91%

               Relative Value                       26.39%

               Long/Short                           27.42%
----------

1 Returns are final and are reported net of fees, including any incentive allocation. Total return is calculated for the members as a whole. An individual member's return may vary from these returns based on management fee, Incentive Allocation and the timing of capital contributions. Past performance, wherever stated in this letter, is not indicative of future results.

2 Volatility is measured as annualized standard deviation. The Company's goal of maintaining a diversified portfolio of strategies and managers that are primarily focused on risk-adjusted alpha generation is designed to result in a return series with relatively controlled risks, which Lazard estimates to be within the targeted volatility range of 3% to 5%.

3 The underlying hedge funds held by the Company may differ significantly from the funds that comprise the indices.

4 The investment programs of the Company, and the hedge funds in which the Company invests, are not restricted to securities comprising these indices. The underlying hedge funds may use various techniques, such as short selling, which may not be reflected in these indices.

[LOGO] LAZARD
--------------------------------------------------------------------------------

The year ended March 31, 2007 proved to be a positive time for world equity markets. Despite a sell-off in late February, overall strength of the market helped mitigate losses for the month. Most stock indices continued their positive trend with Germany and The Dow Jones Industrial Average in the US experiencing the highest gains. The MSCI World Index was up 16.5%. The US markets advanced with the S&P 500, Dow, and Nasdaq up 7.3%, 11.2%, and 3.5% respectively, over the twelve month period ending March 31, 2007. In Europe, the FTSE 100 rose 5.8%, the CAC 40 was up 7.9% and the DAX increased 15.9%. For the year, Japan trailed developed markets returning only 1.4%.

The US$ continued to weaken against the euro but was relatively flat against the yen. The euro gained almost 10% with a move from 1.21$/* to 1.33$/* while the yen held steady at 117(Y)/$.

Hard commodities continued their strong performance while softs were mixed. Gold and silver rose 13.0% and 15.3% while industrial metals were even stronger. Copper and lead finished up the period 27.3% and 62.0%. Nickel finished the fiscal year up an impressive 190%. Cocoa, soybeans and coffee were up 31.1%, 33.2%, and 2.1% respectively the period while sugar fell 45.9%.

Crude oil was relatively flat for the period but rose over 7.9% during the last quarter on perceptions of a greater likelihood of supply interruptions given rising tension between Iran and the west. Natural gas followed suit finishing up 7.2% for the twelve-month period.

The Company continues to maintain a diversified portfolio of alpha-seeking strategies with limited systematic market exposure that pursue opportunities across the major hedge fund strategies: Relative Value, Event Driven, Long/Short and Tactical Trading.

Our portfolio continues to evolve as we try to understand the changing opportunities within the dynamic global capital markets. The optimism we expressed previously about the potential for stock-picking alpha from Long/Short managers remains. Correlations across equity sectors and regions remain low, providing excellent opportunities for managers to find rewarding investments despite potentially tepid performance from broad indices.

As always, please do not hesitate to call us with any questions or comments.


Sincerely,

/s/ Kit Boyatt                     /s/ Christian Frei                /s/ Chris Heasman
-----------------------------     -----------------------------     ------------------------------
Kit Boyatt                         Christian Frei                    Chris Heasman
Director                           Director                          Director
Lazard Asset Management LLC        Lazard Asset Management LLC       Lazard Asset Management LLC


All information on allocations to hedge funds is as of March 31, 2007. The Company's allocations to various strategies, sub-styles, and hedge funds may change significantly over time.



(C) Lazard Asset Management LLC, 2007

DELOITTE [GRAPHIC]

                                                     DELOITTE & TOUCHE LLP
                                                     1700 Market Street
                                                     Philadelphia, PA 19103-3984
                                                     USA

                                                     Tel: +1 215 246 2300
                                                     Fax: +1 215 569 2441
                                                     www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of
Lazard Alternative Strategies Fund, LLC:


We have audited the accompanying statement of assets, liabilities and members' capital - net assets of Lazard Alternative Strategies Fund, LLC (the "Company"), including the schedule of investments, as of March 31, 2007, and the related statements of operations and cash flows for the year then ended, and changes in members' capital - net assets for the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2007, by correspondence with the Underlying Fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of March 31, 2007, and the results of its operations and its cash flows for the year then ended, and the changes in its members' capital - net assets for the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2, the Company's investments in Portfolio Funds in the amount of $103,774,854 (approximately 92.57% of members' capital - net assets), are stated at fair value based on estimates by the Company's management. The Company's management estimated the fair values relating to certain of the underlying investments of these Portfolio Funds in the absence of readily ascertainable market values. These values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.


/s/ Deloitte & Touche LLP

May 21, 2007

                                                        Member of
                                                        DELOITTE TOUCHE TOHMATSU

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

SCHEDULE OF INVESTMENTS AT MARCH 31, 2007
--------------------------------------------------------------------------------

                                                                                  PERCENTAGE
                                                                                      OF
                                                                                   MEMBERS'
                                                                      COST          CAPITAL       FAIR VALUE *
                                                                  -----------     -----------     ------------
INVESTMENTS IN PORTFOLIO FUNDS (92.57%) #
EVENT DRIVEN ^ (22.91%)
Exton Capital Partners, L.P.                                      $ 3,000,000         3.27%       $   3,664,247
Farallon Capital Partners, L.P.                                     2,500,000         5.21%           5,839,913
Litespeed Partners, L.P.                                            5,000,000         6.39%           7,168,894
Paulson Advantage, L.P.                                             3,500,000         3.93%           4,405,882
Spinnaker Global Emerging Markets Fund, LTD                                --         2.24%           2,509,571
Spinnaker Global Strategic Fund, LTD                                  496,852         1.87%           2,097,357
                                                                  -----------                     -------------
                                                                   14,496,852                        25,685,864
                                                                  -----------                     -------------
LONG/SHORT ^ (27.42%)
Arience Capital Partners I, L.P.                                    4,350,000         6.24%           6,993,004
Bennelong Asia Pacific Multi-Strategy Equity Fund, L.P.             3,500,000         3.26%           3,657,433
Braddock Partners, L.P.                                             3,100,000         4.55%           5,106,027
Concentric European Fund, LLC                                       3,500,000         3.57%           4,000,762
Defiance Asset Management Fund, L.P.                                4,000,000         3.65%           4,091,466
Jetstream Global Fund, L.P.                                         4,000,000         6.15%           6,889,065
                                                                  -----------                     -------------
                                                                   22,450,000                        30,737,757
                                                                  -----------                     -------------
RELATIVE VALUE ^ (26.39%)
Brownstone Partners Catalyst Fund, LLC                              4,500,000        4.26%            4,779,945
CRC Global Structured Credit Fund, LTD                              4,500,000        6.08%            6,817,505
IFL Victoria Fund, L.P.                                             4,250,000        4.32%            4,841,899
MKM Longboat Multi-Strategy Fund, L.P.                              3,750,000        3.70%            4,153,673
Raven Credit Opportunities Fund, L.P.                               4,000,000        3.78%            4,234,775
West Side Partners, L.P.                                            3,279,645        4.25%            4,758,831
                                                                  -----------                     -------------
                                                                   24,279,645                        29,586,628
                                                                  -----------                     -------------
TACTICAL TRADING ^ (15.85%)
Alternative Treasury Strategy, LLC                                  2,000,000         2.01%           2,251,224
Diamondback Partners, L.P.                                          5,000,000         5.45%           6,107,965
The Blenheim Fund, L.P.                                             4,500,000         4.60%           5,160,481
Third Wave Global Macro, L.P.                                       3,800,000         3.79%           4,244,935
                                                                  -----------                     -------------
                                                                   15,300,000                        17,764,605
                                                                  -----------                     -------------

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

SCHEDULE OF INVESTMENTS AT MARCH 31, 2007 (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                  PERCENTAGE
                                                                                      OF
                                                                                   MEMBERS'
                                                                      COST          CAPITAL       FAIR VALUE *
                                                                  -----------     -----------     ------------
TOTAL INVESTMENTS IN PORTFOLIO FUNDS                              $76,526,497                     $ 103,774,854
                                                                  ===========

INVESTMENT IN MONEY MARKET FUNDS (0.93%)                                                              1,047,897

OTHER ASSETS, LESS LIABILITIES (6.50%)                                                                7,281,572
                                                                                                  -------------
MEMBERS' CAPITAL - NET ASSETS (100.00%)                                                           $ 112,104,323
                                                                                                  =============


#    Non-income  producing  securities
^    Sector classifications are unaudited
*    All positions are fair valued


                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL - NET ASSETS
--------------------------------------------------------------------------------

                                                                            MARCH 31, 2007
                                                                            --------------
ASSETS
Investments in Portfolio Funds, at fair value (cost - $76,526,497)           $ 103,774,854
Investment in Money Market Funds                                                 1,047,897
Redemption receivable from Portfolio Funds                                       4,067,977
Cash and cash equivalents                                                        1,152,158
Investment in Portfolio Funds paid in advance                                    5,500,000
Interest receivable                                                                 17,152
                                                                             -------------
       TOTAL ASSETS                                                            115,560,038
                                                                             -------------
LIABILITIES

Advance contributions                                                            1,771,229
Redemption payable from contributing members' accounts                           1,047,897
Redemption payable from Special Member Account                                     118,465
Management fee payable                                                             264,627
Professional fees payable                                                          204,530
Board of Managers' fees payable                                                     14,000
Other accrued expenses                                                              34,967
                                                                             -------------
       TOTAL LIABILITIES                                                         3,455,715
                                                                             -------------
             NET ASSETS                                                      $ 112,104,323
                                                                             =============
MEMBERS' CAPITAL - NET ASSETS

Represented by:
Capital contributions (net)                                                   $ 68,746,781
Accumulated net investment loss                                                 (7,397,524)
Accumulated net realized gains                                                  23,506,709
Accumulated net unrealized appreciation on investments                          27,248,357
                                                                             -------------

       MEMBERS' CAPITAL - NET ASSETS                                         $ 112,104,323
                                                                             =============

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                            FOR THE YEAR ENDED
                                                                              MARCH 31, 2007
                                                                            -----------------
INVESTMENT INCOME
       Interest                                                                $   265,387
                                                                               -----------
       TOTAL INVESTMENT INCOME                                                     265,387
                                                                               -----------
EXPENSES

OPERATING EXPENSES:
       Management fee                                                            1,125,833
       Professional fees                                                           258,000
       Accounting and administration fees                                          163,885
       Board of Managers' fees                                                      72,054
       Custodian fees                                                               20,080
       Miscellaneous                                                               133,944
                                                                               -----------
       TOTAL EXPENSES                                                            1,773,796
                                                                               -----------
       NET INVESTMENT LOSS                                                      (1,508,409)
                                                                               -----------
       NET REALIZED GAIN FROM INVESTMENTS                                       18,680,912
       NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                     (7,137,957)
                                                                               -----------
       NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS                        11,542,955
                                                                               -----------
       NET INCREASE IN MEMBERS' CAPITAL RESULTING FROM OPERATIONS             $ 10,034,546
                                                                              ============

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

STATEMENT OF CHANGES IN MEMBERS' CAPITAL - NET ASSETS
--------------------------------------------------------------------------------

                                                                  CONTRIBUTING             SPECIAL
                                                                     MEMBERS                MEMBER              TOTAL
                                                                ------------------      ------------  ------------------
MEMBERS' CAPITAL AT MARCH 31, 2005                                  $ 197,284,333         $    16,456       $ 197,300,789

    Capital contributions                                              33,360,684                   -          33,360,684
    Capital distributions                                            (132,317,865)           (939,495)       (133,257,360)
    Net investment loss                                                (1,788,813)                  -          (1,788,813)
    Net realized gain from investments                                  1,911,789                   -           1,911,789
    Net change in unrealized appreciation on investments               13,719,550                   -          13,719,550
    Actual Incentive Allocation from
       January 1, 2005 to December 31, 2005                              (939,495)            939,495                   -
    Reverse accrued Incentive Allocation from
       January 1, 2005 to March 31, 2005                                   16,456             (16,456)                  -
    Accrued Incentive Allocation from
       January 1, 2006 to March 31, 2006                                 (608,800)            608,800                   -
                                                                    -------------         -----------       -------------
MEMBERS' CAPITAL AT MARCH 31, 2006                                  $ 110,637,839         $   608,800       $ 111,246,639

    Capital contributions                                              31,723,672                   -          31,723,672
    Capital distributions                                             (39,741,395)         (1,159,139)        (40,900,534)
    Net investment loss                                                (1,508,409)                  -          (1,508,409)
    Net realized gain from investments                                 18,680,912                   -          18,680,912
    Net change in unrealized appreciation on  investments              (7,137,957)                  -          (7,137,957)
    Actual Incentive Allocation from
       January 1, 2006 to December 31, 2006                            (1,159,139)          1,159,139                   -
    Reverse accrued Incentive Allocation from
       January 1, 2006 to March 31, 2006                                  608,800            (608,800)                  -
    Accrued Incentive Allocation from
       January 1, 2007 to March 31, 2007                                 (408,219)            408,219                   -
                                                                    -------------         -----------       -------------
MEMBERS' CAPITAL AT MARCH 31, 2007                                  $ 111,696,104         $   408,219       $ 112,104,323
                                                                    =============         ===========       =============


                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------


                                                                            FOR THE YEAR ENDED
                                                                              MARCH 31, 2007
                                                                            -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Increase in members' capital resulting from operations                          $ 10,034,546
    Adjustments to reconcile increase in members' capital resulting from operations to net cash provided by operating activities:
      Purchases of Portfolio Funds                                               (49,050,000)
      Proceeds from redemption of Portfolio Funds                                 60,193,018
      Net increase in Money Market Funds                                          (1,047,897)
      Net realized gain from investments                                         (18,680,912)
      Net change in unrealized appreciation on investments                         7,137,957
      Increase in interest receivable                                                (10,292)
      Increase in management fee payable                                              10,614
      Increase in professional fees payable                                           84,311
      Increase in Board of Managers' fees payable                                        101
      Increase in other accrued expenses                                               3,023
                                                                                ------------
      Net cash provided by operating activities                                    8,674,469
                                                                                ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Capital contributions, net of change in advance contributions               30,040,601
      Capital distributions, net of change in redemptions payable                (45,045,727)
                                                                                ------------
      Net cash used in financing activities                                      (15,005,126)
                                                                                ------------
Net decrease in cash and cash equivalents                                         (6,330,657)
Cash and cash equivalents at beginning of year                                     7,482,815
                                                                                ------------
Cash and cash equivalents at end of year                                        $  1,152,158
                                                                                ============

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2007
--------------------------------------------------------------------------------


1.   ORGANIZATION

     Lazard Alternative Strategies Fund, LLC (the "Company") was organized as a Delaware limited liability company on May 31, 2001. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. The investment objective of the Company is to achieve long-term capital appreciation. The Company seeks to achieve its investment objective through the allocation of capital among selected alternative asset managers (the "Portfolio Managers") or the funds they operate ("Portfolio Funds"). The Company primarily invests in Portfolio Funds which are unregistered funds. Lazard Alternatives, LLC, a subsidiary of Lazard Asset Management LLC ("LAM"), a Delaware limited liability company, serves as the Company's investment adviser and manager (herein referred to as the "Investment Adviser" or "Lazard Alternatives") pursuant to an investment advisory agreement under which it directs the Company's investment program and pursuant to a management agreement under which it provides management and administration services to the Company. Lazard Alternative Strategies Holdings, LLC (the "Special Member"), an affiliate of the Investment Adviser holds a non-voting special member interest (the "Special Member
     Account") in the Company for the purpose of receiving the incentive allocation. Responsibility for the overall management and supervision of the operations of the Company is vested in the individuals who serve as the members of the Board of Managers of the Company (the "Board of Managers").

2.   SIGNIFICANT ACCOUNTING POLICIES

     These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

     A.   NET ASSET VALUATION

     The net asset value of the Company is determined as of the close of business on the last business day of each month (the "Valuation Date"). The Company values interests in Portfolio Funds at fair value, which ordinarily will be the value determined by the Portfolio Managers in accordance with the policies established by the relevant Portfolio Fund. Investments in Portfolio Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements and offering memoranda (the "Fund Agreements").

     The Company's investments in Portfolio Funds are carried at fair value as determined by the Company's pro rata interest in the net assets of each Portfolio Fund based on the financial data supplied by the Portfolio Funds, and are net of management and performance fees, incentive fees, or allocations payable to the Portfolio Managers as required by the Fund Agreements. The underlying investments of each Portfolio Fund are accounted for at fair value as described in each Portfolio Fund's financial statements.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

--------------------------------------------------------------------------------


2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     A.   NET ASSET VALUATION (CONTINUED)

     Distributions received, whether in the form of cash or securities, are applied as a reduction of the investment's cost when identified by the Portfolio Funds as a return of capital.

     Interest income is recorded on an accrual basis. The Portfolio Funds do not make regular cash distributions of income and gains and so are considered non-income producing securities.

     B.   COMPANY EXPENSES

     The Company will bear all expenses incurred in the business of the Company, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company's account; legal fees; accounting and auditing fees; costs of insurance; registration expenses; certain offering and organization costs; and expenses of meetings of the Board of Managers. The Company will also bear the management fee paid to the Investment Adviser.

     C.   INCOME TAXES

     As the Company will be treated as a partnership for federal, state and local income tax purposes, each member is individually required to report on its own tax return its share of the Company's taxable profit or loss. Therefore, no provision for the payment of federal, state or local income taxes has been made.

     D.   CASH EQUIVALENTS

     The Company treats all interest bearing accounts and highly liquid financial instruments that mature within three months from the date of purchase as cash equivalents. At March 31, 2007, $1,147,158 was held in an interest bearing account at PNC Bank and $5,000 was held in a non interest bearing escrow account at PNC Bank.

     E.   ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting year. Actual results could differ from these estimates.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

--------------------------------------------------------------------------------



3.   NEW ACCOUNTING PRONOUNCEMENTS

     In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
     Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Company, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is required to be implemented no later than September 30, 2007. Management has recently begun to evaluate the application of the Interpretation to the Company, and is not in a position at this time to estimate the significance of its impact, if any, on the Company's financial statements.

     In September 2006, FASB issued Statement of Financial Accounting Standards 157 ("SFAS 157"), "Fair Value Measurements", which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Company is in the process of reviewing the impact, if any, of the SFAS on the Company's financial statements.

4.   MANAGEMENT FEE, INCENTIVE ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER

     Lazard Alternatives provides certain administration and investor services to the Company, including, among other things, providing office space and other support services to the Company, preparing marketing and investor communications, maintaining and preserving certain records of the Company, preparing and filing various materials with state and federal regulators, providing certain legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Company's expenses. As the Investment Adviser, Lazard Alternatives is also responsible for managing the Company's assets and selecting Portfolio Funds. In consideration for such services, the Company pays Lazard Alternatives a quarterly management fee of 0.25% (1% on an annualized basis) of the Company's net assets.

     At March 31, 2007, a related party held contributing member interests of $23,873,324, which is equal to approximately 21% of total members' capital.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

--------------------------------------------------------------------------------



4. MANAGEMENT FEE, INCENTIVE ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

     Net profits or net losses of the Company for each allocation period are allocated among and credited to or debited against the capital accounts of all members (but not the Special Member Account) as of the last day of each allocation period in accordance with members' respective investment percentages for the allocation period. Generally at the end of each calendar year, an incentive allocation of 10% of the profits, if any, that have been credited to the capital account of a contributing member during the period (an "Incentive Allocation") will be debited from the contributing member's capital account (including the Investment Adviser's capital account) and credited to the Special Member Account; provided, however, that such Incentive Allocation will only be payable if the percentage increase in the member's capital account balance during such calendar year, or such lesser period corresponding to such member's investment, attributable to the net profits credited to the member's capital account during such period (before deduction for Incentive Allocation) exceeds the hurdle rate. The hurdle rate is the average of the month-end LIBOR rates (London Interbank Offered Rates for U.S. Dollar deposits with a three month term). At December 31, 2006, there was an Incentive Allocation of $1,159,139, and the accrued Incentive Allocation for the three months ended March 31, 2006 of $608,800 was reversed. The accrued Incentive Allocation for the three months ended March 31, 2007 was $408,219.

     Each member of the Board of Managers ("Manager") who is not an "interested person" of the Company, as defined by the 1940 Act ("Independent Managers"), received an annual retainer of $6,000 for the period of April 1 2006 to December 31, 2006 plus a fee for each meeting attended. Effective January 1, 2007, each Manager who is an Independent Manager receives an annual retainer of $10,000 plus a fee for each meeting attended. Currently, one Manager is an "interested person" of the Company. All Independent Managers are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties.

     PFPC Trust Company serves as custodian of the Company's assets and provides custodial services for the Company. PFPC Inc. serves as administrator and accounting agent to the Company and in that capacity provides certain accounting, record keeping, and investor related services. The Company pays a monthly fee to the administrator based primarily upon average net assets, subject to a minimum monthly fee, and will reimburse certain of the administrator's expenses.

5.   SECURITIES TRANSACTIONS

     Aggregate purchases and proceeds from redemption of Portfolio Funds for the year ended March 31, 2007 amounted to $46,850,000 and $50,949,947, respectively. The cost of investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Company from the Portfolio Funds. The allocated taxable income is reported to the Company by the Portfolio Funds. The Company has not received information from the Portfolio Funds as to the amounts of taxable income allocated to the Company as of March 31, 2007.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

--------------------------------------------------------------------------------


6.   RISK FACTORS

     An investment in the Company involves a high degree of risk, including the risk that the entire amount invested may be lost. The Company allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter-party defaults. No guarantee or representation is made that the investment program will be successful.

     The Company maintains cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

     So as to satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Company may limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities. Alternatively, to facilitate investments in Portfolio Funds deemed attractive by the Investment Adviser, the Company may purchase non-voting securities of, or waive its right to vote some or all securities in, certain Portfolio Funds. In cases where the Company purchases non-voting securities of, or waives its right to vote securities in, a Portfolio Fund, the Company will not be able to vote on matters that require the approval of security holders of the Portfolio Fund, including matters that may be adverse to the Company's and its members' interests.

     Some of the Portfolio Funds may invest all or a portion of their assets in private placements which may be illiquid. Some of these investments are held in so-called "side pockets", sub-funds within the Portfolio Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity an investment in the Portfolio Funds may provide. Were the Company to seek to liquidate its investment in a Portfolio Fund which maintains these investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Company might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, during the period until the Company fully liquidated its interest in the Portfolio Fund, the value of its investment would fluctuate. As of March 31, 2007, none of the investments in Portfolio Funds by the Company were invested in side pockets.

7.   PORTFOLIO FUNDS

     The following is a summary of the investment objective and liquidity provisions of the Portfolio Funds that exceed 5% of the Company's members' capital at March 31, 2007.

     Arience Capital Partners I, L.P. employs a value oriented, long-short investment program, targeting long-term returns, in a non-correlated, risk controlled fashion. Arience Capital Partners I, L.P. allows limited partners to redeem all or a portion of capital as of the last day of any fiscal quarter.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

--------------------------------------------------------------------------------


7.   PORTFOLIO FUNDS (CONTINUED)

     CRC Global Structured Credit Fund, LTD seeks to generate superior returns by investing primarily in asset backed securities and other collaterized debt obligations and structured credits. CRC Global Structured Credit Fund, LTD allows for redemptions as of the last business day of any calendar month.

     Diamondback Partners, L.P. seeks to achieve above average, positive returns throughout market cycles and for the returns to be uncorrelated to overall market averages. Diamondback Partners, L.P. allows limited partners to redeem all or a portion of capital as of the last day of each calendar quarter.

     Farallon Capital Partners, L.P. seeks to achieve above-market rates of return without the risk to principal or the volatility usually associated with equity returns. Farallon Capital Partners, L.P. allows limited partners to redeem all or a portion of capital as of the last day of each fiscal year.

     Jetstream Global Fund, L.P. seeks to achieve growth of capital primarily by investing in common stocks and using short sales and leverage as significant strategies. Jetstream Global Fund, L.P. allows for redemptions as of the last day of each calendar quarter.

     Litespeed Partners, L.P. seeks to generate attractive risk-adjusted returns with minimal market exposure uncorrelated to the broad equity market. Litespeed Partners, L.P. allows investors to redeem as of each December 31.

8.   REPURCHASE OF COMPANY INTERESTS

     The Board of Managers may, from time to time and in its sole discretion, determine to cause the Company to repurchase interests or portions of interests in the Company from members pursuant to written tenders by members. The Investment Adviser expects that it will recommend to the Board of Managers that the Company offer to repurchase interests from members four times each year, effective as of March 31st, June 30th, September 30th, and December 31st of each year.

9.   GUARANTEES

     In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company's maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on the Company's experience, the risk of loss from such claims is considered remote.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

--------------------------------------------------------------------------------

10. FINANCIAL HIGHLIGHTS INFORMATION

                                         YEAR ENDED       YEAR ENDED          YEAR ENDED        YEAR ENDED       YEAR ENDED
                                       MARCH 31, 2007    MARCH 31, 2006     MARCH 31, 2005    MARCH 31, 2004   MARCH 31, 2003
                                       --------------    --------------     --------------    --------------   --------------
Total return before Incentive
      Allocation*                            9.28%             10.73%              4.65%            11.49%            6.94%
Incentive Allocation                        (0.92)%            (1.09)%            (0.46)%           (1.15)%          (0.69)%
                                          -------            -------            -------           -------          -------
Total net return after
      Incentive Allocation*                  8.36%              9.64%              4.19%            10.34%            6.25%
                                          =======            =======            =======           =======          =======

Net assets, end of year (000)           $ 112,104           $111,247           $197,301          $120,874          $50,819

Portfolio Turnover                             45%                28%                27%                9%              58%

Annualized ratios to average net assets:
Net investment loss                         (1.32)%            (1.04)%            (1.27)%           (1.54)%          (1.95)%

Operating expenses, excluding
      waivers                                1.55%              1.33%              1.34%             1.55%            2.02%
Incentive Allocation                         0.84%              0.89%              0.43%             1.04%            0.80%
                                          -------            -------            -------           -------           ------
Total expenses and Incentive
      Allocation before waivers              2.39%              2.22%              1.77%             2.59%            2.82%

 Expenses waived                                -                  -                  -                 -            (0.02)%
                                          -------            -------            -------           -------           ------

Net Expenses                                 2.39%              2.22%              1.77%             2.59%            2.80%
                                          =======            =======            =======           =======          =======

* Total return is calculated for the members as a whole. An individual member's return may vary from these returns based on management fee, Incentive Allocation and the timing of capital contributions.


11.  SUBSEQUENT EVENTS

     Effective April 1, 2007 and May 1, 2007, there were additional capital contributions of $2,019,729 and $4,690,000 respectively.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

COMPANY MANAGEMENT (UNAUDITED)
--------------------------------------------------------------------------------

------------------------------------- ------------------------------ -------------------------------------------------------
NAME (AGE)                            POSITION WITH THE              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
ADDRESS(1)                            COMPANY(2)                     AND OTHER DIRECTORSHIPS HELD
------------------------------------- ------------------------------ -------------------------------------------------------
NON-INTERESTED MANAGERS:
Nancy Eckl (44)                       Manager                        Trustee,  College  Retirement Equity Fund; Former Vice
                                                                     President,   Trust   Investments,    American   Beacon
                                                                     Advisors,  Inc. ("American Beacon") and Vice President
                                                                     of   certain   funds   advised  by   American   Beacon
                                                                     (1990-2006).

Leon Pollack (66)                     Manager                        Former Managing Director, Donaldson Lufkin &
                                                                     Jenrette;  Chairman of the Board of Trustees, Adelphi
                                                                     University; Director, J.B. Hanover & Co.
                                                                     (broker-dealer).

Richard Reiss (62)                    Manager                        Chairman, Georgica Advisors LLC, an investment
                                                                     manager; Director, O'Charley's Inc., a restaurant
                                                                     chain.

Robert M. Solmson (59)                Manager                        Director,   Colonial  Willamsburg  Co.;  Former  Chief
                                                                     Executive  Officer and Chairman,  RFS Hotel Investors,
                                                                     Inc.:  Former  Director,  Morgan  Keegan & Co.,  Inc.;
                                                                     Former Director, Independent Bank, Memphis.

Kenneth S. Davidson (62)              Manager                        President,  Davidson Capital  Management  Corporation;
                                                                     President,   Aquiline  Advisors  LLC;   Trustee,   The
                                                                     Julliard School; Chairman of the Board,  Bridgehampton
                                                                     Chamber Music Festival;  Trustee,  American Friends of
                                                                     National Gallery, London.
INTERESTED MANAGER(3):

Michael Rome (49)                     Manager                        Senior Managing Director, Lazard Asset Management LLC.


OFFICERS WHO ARE NOT MANAGERS:
Nathan A. Paul (34)                   Secretary                      Managing  Director and General  Counsel,  Lazard Asset
                                       (2001)                        Management  LLC  (2003);   Director,   Legal  Affairs,
                                                                     Lazard Asset Management LLC (2002-2003).

Jagatnarine Churaman (34)             Treasurer                      Senior Vice  President,  Lazard Asset  Management  LLC
                                      (2003)                         (2001); Accountant, Bank of Bermuda (2000).

Brian Kawakami (57)                   Chief Compliance Officer       Senior Vice President and Chief Compliance  Officer of
                                      (2006)                         Lazard  Asset  Management   (Canada),   Inc.,   Lazard
                                                                     Alternatives, LLC  and  Lazard  Asset  Management  LLC
                                                                     (August 2006);  Chief  Compliance  Officer  at INVESCO
                                                                     (2002 to 2006);  Chief  Compliance  Officer  at Aeltus
                                                                     Investment Management (1993 to 2002).

(1) The address of each Manager and officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, NewYork 10112-6300.
(2) Each Manager other than Ms. Eckl, was elected to the Board of Managers in August 2005. Ms. Eckl was elected to the Board of Managers in February 2007. Mr. Reiss, Mr. Davidson, Mr. Pollack, Ms. Eckl and Mr. Solmson also serve as Directors for The Lazard Funds, Inc., Lazard Retirement Series Inc. and Lazard Global Total Return & Income, Inc. (total comprised of 18 investment portfolios). All Managers and officers serve for terms of indefinite duration.
(3) Mr. Rome is considered an "interested person", as defined by the 1940 Act, of the Company by virtue of his affiliation with the Investment Adviser.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

ADDITIONAL INFORMATION (UNAUDITED) - MARCH 31, 2007
--------------------------------------------------------------------------------

At the meeting of the Company's Board of Managers held on November 8, 2006, the Board of Managers considered the approval, for an additional annual period, of the management agreement and the advisory agreement between the Company and Lazard Alternatives, as well as the placement agent agreement between the Company and Lazard Asset Management Securities LLC (together, the "Agreements"). The Independent Managers were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of LAM and Lazard Alternatives.

SERVICES PROVIDED
-----------------

Representatives of Lazard Alternatives gave a presentation to the Board of Managers about the nature, extent and quality of services provided to the
Company, including a discussion of LAM and its clients (of which the Company comprised approximately $113 million of the approximately $88 billion of total assets under management by LAM and its global affiliates, with approximately $465.3 million of total assets under management by Lazard Alternatives). The presentation also included an outline of LAM's global structure, including technology and operational support and significant marketing infrastructure, all of which provide realized benefits through investment in LAM's investment advisory business. The Board of Managers also considered information provided by Lazard Alternatives regarding its personnel, resources, business reputation, financial condition and experience. The Board of Managers agreed that the Company benefits from all of the services of LAM's global platforms. The Board of Managers was also provided with the Company's investment performance information as well as information regarding the performance of Lazard Alternatives.

The Board of Managers discussed the nature, extent and quality of the services provided by Lazard Alternatives to the Company. The Board of Managers considered the various services provided by Lazard Alternatives to the Company and considered the research and portfolio management capabilities of Lazard Alternatives and that LAM also provides oversight of day-to-day operations of the Company including LAM's extensive administrative, accounting and compliance infrastructure and agreed that the Company benefits from all of the services of LAM's global platforms, and that such services would be different than those provided to a fund if it were not managed within the structure of a global firm such as LAM.

COMPARATIVE PERFORMANCE AND FEES AND EXPENSES
---------------------------------------------

The Board of Managers reviewed and placed significant emphasis on the relative performance and advisory fees and expense ratio for the Company, including comparative information on similar registered funds. The Board of Managers noted that the Company's performance was in line with other similar registered funds. The Board of Managers also discussed the advisory fees and current expense ratio for the Company, and it was noted that they were within the range of the advisory fees and expense ratios of similar registered funds.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC

ADDITIONAL INFORMATION (UNAUDITED) (CONCLUDED)- MARCH 31, 2007
--------------------------------------------------------------------------------

LAZARD ALTERNATIVES PROFITABILITY AND ECONOMIES OF SCALE
--------------------------------------------------------

The Board of Managers reviewed information prepared by Lazard Alternatives for the Company concerning the costs to and profits realized by Lazard Alternatives and its affiliates resulting from the services provided to the Company. The Board of Managers reviewed the projected dollar amount of expenses allocated and profit received by Lazard Alternatives and the method used to determine such expenses and profit. The representatives of Lazard Alternatives stated that neither Lazard Alternatives nor its affiliates, including LAM, receive any significant indirect benefits from managing the Company. It was noted that the profitability percentages of Lazard Alternatives were within ranges determined by appropriate court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered and, given the overall service levels, were thought not to be excessive, and the Board of Managers concurred with this analysis.

With regard to economies of scale, the Board of Managers was cognizant of the fact that economies of scale in costs of providing services may be realized when there is a significant increase in a fund's assets. The Independent Managers concluded that, although the net assets of the Company have grown since its inception, the Company has not reached an appropriate size to support fee reductions based on economies of scale realized by Lazard Alternatives or its affiliates. However, the Independent Managers noted that they would consider negotiating fee reductions as the Company's assets grow.

The Board of Managers concluded that the fees paid to Lazard Alternatives were reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Lazard Alternatives from the relationship with the Company.

The Board of Managers considered these conclusions and determinations and, without any one factor being dispositive, determined that approval of the Agreements was in the best interests of the Company and its members.

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available at the website of the Securities and Exchange Commission (the "SEC") at www.sec.gov and may be obtained at no additional charge by calling collect 212-632-6409. The Company's proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling collect 212-632-6409 and
(2) on the SEC's website at www.sec.gov. INFORMATION AS OF JUNE 30 EACH YEAR WILL GENERALLY BE AVAILABLE BY THE FOLLOWING AUGUST 31.

The Company will file a complete portfolio schedule with the SEC within 60 days after the end of the first and third fiscal quarters. The Form N-Q will be available at www.sec.gov and may be obtained at no additional charge by calling collect 302-791-2595. The Company's Form N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of managers has determined that Richard Reiss is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $31,700 for 2006 and $30,957 for 2007.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2006 and $0 for 2007.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $30,000 for 2006 and $75,000 for 2007.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2007.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The Registrant's Audit Committee pre-approves the auditor's engagements for audit and non-audit services to the registrant and, as required, non-audit services to service affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor's independence.

  (e)(2)  The percentage of services described in each of paragraphs (b) through
          (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $163,750 for 2006 and $168,500 for 2007.

     (h) The registrant's audit committee of the board of managers has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders included in Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                            LAZARD ALTERNATIVES, LLC
                           LAZARD ASSET MANAGEMENT LLC
                              30 ROCKEFELLER PLAZA
                          NEW YORK, NEW YORK 10112-6300

                       INFORMATION REGARDING PROXY VOTING
                    POLICIES AND PROCEDURES FOR FUND OF FUNDS
                    -----------------------------------------

     Lazard Alternatives, LLC (the "Adviser") provides investment advisory services to private investment funds and registered investment funds whose investment program primarily involves investing fund assets in private investment funds (each, a "Fund" and collectively, the "Funds"). From time to time, the Adviser may be asked to vote proxies relating to, or give approval/consent to amendments proposed by, such Funds. The Adviser exercises its voting authority through its managing member, Lazard Asset Management LLC (together with the Adviser, "Lazard"). Lazard has adopted Proxy Voting Policies and Procedures for Fund of Funds Products (the "Procedures") to ensure that it exercises its authority in an appropriate manner, consistent with clients' best interests.

     The Portfolio Management Team of Lazard responsible for Lazard's fund of funds products is responsible for making all proxy voting decisions. Proposals are categorized as "routine" or "non routine." Routine matters are typically proposed by management of a Fund, and generally, Lazard will vote "for" routine matters. Non-routine matters involve a variety of issues and may be proposed by management or beneficial owners of a Fund. Non-routine matters include proposals such the approval or renewal of investment advisory agreements, the termination or liquidation of a Fund, an increase in fees charged by a Fund, or a material change to the capital structure of a Fund. Lazard generally considers these matters on a case-by-case basis, although it will vote "against" proposals that negatively affect the rights or interests of investors in a Fund.

     At times, conflicts may arise between the interests of a fund managed by Lazard, on the one hand, and the interests of Lazard or its affiliates, on the other hand. If Lazard determines that it has, or may be perceived to have, a material conflict of interest when voting a proxy, it will seek to alleviate the conflict by voting in accordance with its approved policies. In situations where Lazard believes it is in its clients' best interest to depart from an approved policy, or the policy requires a case-by-case determination, Lazard may nevertheless vote on the proposal if the vote is against Lazard's own interest. Alternatively, Lazard may delegate the voting decision to a third party, seek client consent, or obtain approval of the voting decision from Lazard's General Counsel.

A copy of the Procedures is available on request. If you would like to receive a copy of the Procedures, or information about how Lazard voted on a proposal, you should contact Sam Gere at (212) 632-6174.


Dated as of April 1, 2005


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) The Registrant's portfolio is managed on a team basis. The following persons are the persons primarily responsible for the day-to-day management of the registrant's portfolio since September 1, 2001, the Registrant's inception date. The information in this paragraph is as of June 2007.

       Christian Frei is a Director of Lazard Alternatives, LLC and Lazard Asset Management, LLC. Prior to that he was the head and Chief Investment Officer of JP Morgan Investment Management's Hedge Fund Group. He holds a B.Sc. (ENG) in Biochemical Engineering from University College of London, and is a CFA Charterholder.

       Christopher Boyatt is a Director of Lazard Alternatives, LLC and Lazard Asset Management, LLC. Prior to that he was head of Research for JP Morgan Investment Management's Hedge Fund Group and led the portfolio management effort for the Group's Multi Manager Strategies Funds. He has an M.B.A. from the University of Pennsylvania's Wharton School, and a B.A. from Princeton University.

       Chris Heasman is a Director of Lazard Alternatives, LLC and Lazard Asset Management, LLC. Prior to that he led the development and portfolio management of JP Morgan Investment Management's Hedge Fund Group's Structured Hedge Fund products. He was also responsible for manager due diligence and portfolio research.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

       OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER


     --------------------------------------------------------------------------------------------------------------------------
                                                                                                 No. of       Total Assets in
                                                                                             Accounts where    Accounts where
      Name of Portfolio     Registered     Other Pooled                                       Advisory Fee    Advisory Fee is
         Manager or         Investment      Investment                                        is Based on        Based on
         Team Member        Companies*      Vehicles*#     Other Accounts    Total Assets      Performance      Performance*
     --------------------------------------------------------------------------------------------------------------------------
     Christian Frei          1 ($115.2       4 ($314.4
                             million)        million)            0          $405.6 million          5          $405.6 million
     --------------------------------------------------------------------------------------------------------------------------
     Christopher Boyatt      1 ($115.2       4 ($314.4
                             million)        million)            0          $405.6 million          5          $405.6 million
     --------------------------------------------------------------------------------------------------------------------------
     Chris Heasman           1 ($115.2       4 ($314.4
                             million)        million)            0          $405.6 million          5          $405.6 million
     --------------------------------------------------------------------------------------------------------------------------

*   Total assets in accounts as of March 31, 2007.
# Includes a feeder fund that invests substantially all of its assets in the registrant.

       POTENTIAL CONFLICTS OF INTERESTS

       The Investment Advisers Act of 1940, as amended, generally provides that an investment adviser has a fiduciary duty and obligation to act in the best interests of each of its clients and to place its clients' interests before its own. Lazard Alternatives, LLC ("Lazard Alternatives") advises private investment vehicles, hedge funds, and other managed accounts (each, a "Client"), and in advising such Clients Lazard must determine whether an investment in an underlying fund is suitable for a specific Client based on a variety of factors. Lazard has adopted a basic policy to provide equal and fair treatment to all Clients consistent with its duty of loyalty to each Client. Lazard will consider, among other things, the following issues when determining how to allocate investment opportunities in underlying funds among its Clients:

       (i)    The amount of investable assets available to a particular Client;

       (ii)   The liquidity needs of a particular Client;

       (iii)  The available capacity of an underlying fund;

       (iv)   The investment objectives or strategies of a particular Client;

       (v)    The  applicable   investment   restrictions   with  respect  to  a
              particular Client; and

       (vi) The legal, regulatory or tax regimes applicable to a particular Client, which may prohibit a particular Client from participating in an investment or make a particular investment inappropriate or otherwise not a sound investment for the Client.

(A)(3) COMPENSATION STRUCTURE OF MANAGEMENT TEAM MEMBERS

       Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Various factors are considered in the determination of a portfolio managers compensation. The portfolio managers of the Registrant have a set salary paid semi-monthly and an annual bonus. Subject to a certain minimum amount, the bonus for each portfolio manager consists of a portion of the management fee and performance fee payable to the Registrant from Clients, which is generally calculated as a percentage of the net capital appreciation of the Registrant in excess of the return of the London Interbank Offering Rates for U.S. dollar deposits having a 3-month term.


(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

       As of March 31, 2007, the portfolio managers of the Registrant own the following capital interests in the Company.


                     Investment Manager              Beneficial Ownership
                     -----------------               --------------------
                     Christian Frei                  $100,001 to $500,000
                     Christopher Boyatt              $100,001 to $500,000
                     Chris Heasman                            $0


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which members may recommend nominees to the registrant's board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

       (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

       (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

       (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

       (a)(2) Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

       (a)(3) Not applicable.

       (b)    Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Lazard Alternative Strategies Fund, LLC
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ Michael Rome
                         -------------------------------------------------------
                           Michael Rome, Chief Executive Officer
                           (principal executive officer)

Date June 5, 2007
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Michael Rome
                         -------------------------------------------------------
                           Michael Rome, Chief Executive Officer
                           (principal executive officer)

Date June 5, 2007
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Jagatnarine Churaman
                         -------------------------------------------------------
                           Jagatnarine Churaman, Chief Financial Officer (principal financial officer)

Date June 5, 2007
    ----------------------------------------------------------------------------



 * Print the name and title of each signing officer under his or her signature.